UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

American Express Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on April 28, 2008.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The American Express Company Proxy Statement and 2007 Annual Report to Shareholders are available at www.proxyvote.com. If you want to receive paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 14, 2008 to facilitate timely delivery.

This Notice also constitutes Notice of the 2008 Annual Meeting of Shareholders.
To request materials: Internet: www.proxyvote.com Telephone: 1-800-579-1639 **Email: sendmaterial@proxyvote.com

**    If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

You may access your proxy materials online by using your 12-digit Control Number(s).
AMERICAN EXPRESS COMPANY
Vote In Person
All shareholders of record (or holders in street name who have obtained a legal proxy) may vote in person at the Meeting.
Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time either on April 23, 2008 for shareholders in employee benefits plans, or on April 27, 2008, for all other shares. Have your notice in hand when you access the website and follow the instructions.

PAGE A (OF DUPLEX A/B)

Meeting Information

Meeting Type: Annual
Meeting Date: April 28, 2008
Meeting Time: 10:00 AM EDT
For holders as of: February 29, 2008
Matters to be Voted on: See Voting Items in this Notice
Meeting Location:
200 VESEY STREET
NEW YORK, NY 10285
Meeting Directions:
Our world headquarters, the site of the 2008 Annual Meeting of Shareholders, is located at 200 Vesey Street on the west side of Lower Manhattan in the World Financial Center.
Directions to attend the 2008 Annual Meeting of Shareholders and vote in person can be found on the last page of the American Express Company Proxy Statement.

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PAGE B (OF DUPLEX A/B)

	Voting items
The Board of Directors recommends a vote FOR Items 1, 2, 3, 4a through 4d, and AGAINST Item 5. If no voting instructions are given the proxy will be voted as the Board of Directors recommends.
Item 1 -	To Elect Directors
Nominees:
	(01) D.F. Akerson	(07)	R.C. Levin
	(02) C. Barshefsky	(08)	R.A. McGinn
	(03) U.M. Burns	(09)	E.D. Miller
	(04) K.I. Chenault	(10)	S.S Reinemund
	(05) P. Chernin	(11)	R.D. Walter
	(06) J. Leschly	(12)	R.A. Williams
Item 2 -	A proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2008.
Item 3 -	A proposal to amend the Certificate of Incorporation to require a majority vote for the election of Directors in non-contested elections.

Items 4a through 4d - Proposals to amend the Certificate of Incorporation to eliminate statutory supermajority voting for the following actions:

4a.	Merger or consolidation.

4b.	Sale, lease, exchange or other disposition of all or substantially all of the Company’s assets outside the ordinary course of business.

4c.	Plan for the exchange of shares.

4d.	Authorization of dissolution.

Item 5	- A shareholder proposal relating to cumulative voting for Directors.

0 2	0 0 0 0 0 0 0 0 0 0	9 9 9 9 9 9 9 9 9 9 9 9

NAME

THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

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		SHARESXXXXXXXXXXX
		Cusip
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